                                                                EXHIBIT 10.1.2

                                                                EXECUTION COPY


                             AMENDMENT NO. 2 TO THE
                                CREDIT AGREEMENT

                                                     Dated as of July 22, 2005

     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among Cricket Communications, Inc., a Delaware corporation (the "Borrower"), Leap Wireless International, Inc., a Delaware corporation ("Holdings"), as parent, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Bank of America, N.A., as agent (the "Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, Holdings, the Lenders and the Agent have entered into a Credit Agreement dated as of January 10, 2005 (as amended by Amendment No. 1 to the Credit Agreement dated as of July 22, 2005, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower has requested an Incremental Facility in a principal amount of up to $100,000,000 pursuant to Section 2.13 of the Credit Agreement. Pursuant to a Commitment Increase Agreement of even date herewith, each Increasing Lender (as defined therein) has provided a commitment to the requested Incremental Facility on the same terms as the Term B Facility, except that the amortization of such Incremental Facility shall be as provided in
Section 2.13(d) of the Credit Agreement. Such Incremental Facility is referred to herein as the "Term B-1 Facility."

     (3) As provided in Section 2.13(d) of the Credit Agreement, the Borrower and the Administrative Agent hereby agree to make certain technical amendments to the Credit Agreement to add the Term B-1 Facility thereto, as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions.

     "REQUIRED TERM B LENDERS" means, as of any date of determination, Term B Lenders holding more than 50% of the aggregate outstanding principal amount of Term B Loans; provided that the portion of the Term B Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders.

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                                       2

     "REQUIRED TERM B-1 LENDERS" means, as of any date of determination, Term B-1 Lenders holding more than 50% of the aggregate outstanding principal amount of Term B-1 Loans; provided that the portion of the Term B-1 Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B-1 Lenders.

     "TERM B-1 ARRANGEMENT FEE LETTER" means the letter agreement dated as of July 22, 2005 among the Borrower, Holdings and BAS, as sole lead arranger in respect of the Term B-1 Facility.

     "TERM B-1 BORROWING" means a borrowing consisting of simultaneous Term B-1 Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term B-1 Lenders pursuant to Section 2.01(a)(ii).

     "TERM B-1 COMMITMENT" means, as to each Term B-1 Lender, its obligation to make Term B-1 Loans to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Term B-1 Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

     "TERM B-1 EFFECTIVE DATE" means the first date on which the conditions set forth in Section 2.13(e) with respect to the Term B-1 Facility are satisfied.

     "TERM B-1 FACILITY" means, at any time, (i) on or prior to the Term B-1 Effective Date, the aggregate amount of the Term B-1 Commitments at such time and (ii) thereafter the aggregate principal amount of the Term B-1 Loans of all Term B-1 Lenders outstanding at such time, as the same may be increased in accordance with Section 2.13.

     "TERM B-1 LENDER" means, at any time, (i) on or prior to the Term B-1 Effective Date, any Lender that has a Term B-1 Commitment at such time and (ii) at any time after the Closing Date, any Lender that holds Term B-1 Loans at such time.

     "TERM B-1 LOAN" means an advance made by any Term B-1 Lender under the Term B-1 Facility.

     "TERM B-1 NOTE" means a promissory note made by the Borrower in favor of a Term B-1 Lender, evidencing Term B-1 Loans made by such Term B-1 Lender in substantially the form of Exhibit C-3 hereto.

     "TERM BORROWING" means a Term B Borrowing or a Term B-1 Borrowing.

     "TERM COMMITMENT" means a Term B Commitment or a Term B-1 Commitment.

     "TERM FACILITY" means the Term B Facility or the Term B-1 Facility.

     "TERM LENDER" means a Term B Lender or a Term B-1 Lender.

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                                       3

     "TERM LOAN" means a Term B Loan or a Term B-1 Loan.

     "TERM NOTE" means a Term B Note or a Term B-1 Note.

     (b) Section 1.01 of the Credit Agreement is further amended as follows:

          (i) The definition of "Fee Letters" is amended and restated in full to read as follows:

     "FEE LETTERS" means, collectively, (a) the Arrangement Fee Letter (b) the letter agreement, dated November 5, 2004, among Holdings, the Borrower and the Administrative Agent and (c) the Term B-1 Arrangement Fee Letter.

          (ii) The definition of "Aggregate Credit Exposures" is amended by substituting for "and (ii)" where it appears therein the following: ", (ii) the Term B-1 Facility, the aggregate amount of the Term B-1 Loans outstanding at such time and (iii)".

          (iii) The definition of "Applicable Percentage" is amended by substituting for "and (ii)" where it appears therein the following: ", (ii) in respect of the Term B-1 Facility, with respect to any Term B-1 Lender at any time, the percentage (carried out to the ninth decimal place) of the Term B-1 Facility represented by (x) on or prior to the Term B-1 Effective Date, such Term B-1 Lender's Term B-1 Commitment at such time and (y) thereafter, the principal amount of such Term B-1 Lender's Term B-1 Loans at such time and (iii)".

          (iv) The definition of "Applicable Rate" is amended by substituting for the phrase "in respect of the Term B Facility" where it appears therein the phrase "in respect of the Term B Facility or the Term B-1 Facility".

          (v) The definition of "Appropriate Lender" is amended by amending and restating clause (a) thereof in its entirety to read as follows: "(a) with respect to the Term B Facility, the Term B-1 Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility at such time".

          (vi) The definition of "Borrowing" is amended and restated in its entirety to read as follows:

     "BORROWING" means a Revolving Credit Borrowing, a Term B Borrowing or a Term B-1 Borrowing, as the context may require.

          (vii) The definition of "Commitment" is amended by inserting after the phrase "a Term B Commitment" where it appears therein the following: ", a Term B-1 Commitment".

          (viii) The definition of "Committed Loan Notice" is amended by substituting for the phrase "Term B Borrowing" where it appears therein the phrase "Term Borrowing".

          (ix) The definition of "Consolidated Fixed Charge Coverage Ratio" is amended by substituting for the phrase "Term B Loans" where it appears in the eleventh line thereof the phrase "Term Loans".

          (x) The definition of "Defaulting Lender" is amended by substituting for the phrase "Term B Loan" where it appears therein the phrase "Term Loan".

          (xi) The definition of "Eurodollar Rate Loan" is amended by substituting for the phrase "Term B Loan" where it appears therein the phrase "Term Loan".

          (xii) The definition of "Facility" is amended and restated in its entirety to read as follows:

     "FACILITY" means the Term B Facility, the Term B-1 Facility, the Revolving Credit Facility or the Letter of Credit Sublimit, as the context may require.

          (xiii) The definition of "Loan" is amended by substituting for the phrase "Term B Loan" where it appears therein the phrase "Term Loan".

          (xiv) The definition of "Maturity Date" is amended by (A) deleting the word "and" immediately before clause (b) thereof and (B) inserting the following language immediately before the period at the end thereof: "and
     (c) with respect to the Term B-1 Facility, the earlier of (i) January 10, 2011 and (ii) the date of termination in whole of the Term B-1 Commitments pursuant to Section 2.05 or 8.02".

          (xv) The definition of "Note" is amended by inserting immediately after the phrase "Term B Note" where it appears therein the following: ", Term B-1 Note".

          (xvi) The definition of "Outstanding Amount" is amended by substituting for the phrase "Term B Loans" where it appears therein the phrase "Term Loans".

     (c) Section 2.01(a) of the Credit Agreement is hereby amended and restated in full to read as follows:

     "(a) The Term Borrowings. (i) The Term B Borrowings. Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make a single loan to the Borrower on the Closing Date or, in the case of any Incremental Facility consisting of Term B Commitments, the Increase Effective Date in respect of such Incremental Facility, in each case in an amount not to exceed such Term B Lender's Term B Commitment at such time. The Term B Borrowing shall consist of Term B Loans made simultaneously by the Term B Lenders in accordance with their respective Term B Commitments. Amounts borrowed under this
Section 2.01(a)(i) and repaid or prepaid may not be reborrowed. Term B Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

     (ii) The Term B-1 Borrowings. Subject to the terms and conditions set forth herein, each Term B-1 Lender severally agrees to make a single loan to the Borrower on the Term B-1 Effective Date in an amount not to exceed such Term B-1 Lender's Term B-1 Commitment at such time. The Term B-1 Borrowing shall consist of Term B-1 Loans made
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                                       5

simultaneously by the Term B-1 Lenders in accordance with their respective Term B-1 Commitments. Amounts borrowed under this Section 2.01(a)(ii) and repaid or prepaid may not be reborrowed. Term B-1 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein."

     (d) Section 2.02(a) is amended by amending and restating the first sentence thereof in full to read as follows: "Each Term B Borrowing, each Term B-1 Borrowing, each Revolving Credit Borrowing, each conversion of Term B Loans, Term B-1 Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone."

     (e) Section 2.02(a) is further amended by amending and restating the sixth and seventh sentences thereof in full to read as follows: "Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term B Borrowing, a Term B-1 Borrowing, a Revolving Credit Borrowing, a conversion of Term B Loans, Term B-1 Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans,
(ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term B Loans, Term B-1 Loans or Revolving Credit Loans are to be converted, and (v) with respect to Eurodollar Rate Loans, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term B Loans, Term B-1 Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans."

     (f) Section 2.02(b) is amended by (i) substituting for the phrase "applicable Term B Loans or Revolving Credit Loans" where it appears therein the phrase "applicable Term B Loans, Term B-1 Loans or Revolving Credit Loans" and
(ii) substituting for the phrase "a Term B Borrowing or a Revolving Credit Borrowing" where it appears therein the phrase "a Term B Borrowing, a Term B-1 Borrowing or a Revolving Credit Borrowing".

     (g) The following additional sentence is added to Section 2.02(e): After giving effect to all Term B-1 Borrowings, all conversions of Term B-1 Loans from one Type to the other, and all continuations of Term B-1 Loans as the same Type, there shall not be more than five (5) Interest Periods in effect in respect of the Term B-1 Facility.

     (h) Section 2.04(a) is amended by (i) substituting for the phrase "the outstanding Term B" where it appears in the eighteenth line thereof the phrase "the outstanding Term Loans" and (ii) substituting for the phrase "applied first to the Term B Facility" the phrase "applied first ratably to the Term Facilities".

     (i) Section 2.04(b)(vii) is amended by substituting for the phrase "first, to the Term B Facility and to the principal repayment installments thereof on a pro rata basis" the phrase "first, ratably to the Term Facilities and to the principal repayment installments of each of the Term Facilities on a pro rata basis".

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                                       6

     (j) The following clause (ii) is added to Section 2.05(b), and clauses (ii) and (iii) thereof are accordingly redesignated "(iii)" and "(iv)", respectively:
"(ii) Subject to Section 2.13, the aggregate Term B-1 Commitments shall be automatically and permanently reduced to zero immediately after the Term B-1 Borrowing."

     (k) Section 2.06(a) is amended by (i) inserting the figure "(i)" immediately before the caption "Term B Loans" therein and inserting the following clause (ii) immediately before the end of such Section:

     "(ii) Term B-1 Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B-1 Lenders the aggregate principal amount of all Term B-1 Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

            Date                                     Amount
        ------------------------------------------------------
        September 30, 2005                        $ 277,777.78
        ------------------------------------------------------
        December 31, 2005                         $ 277,777.78
        ------------------------------------------------------
        March 31, 2006                            $ 277,777.78
        ------------------------------------------------------
        June 30, 2006                             $ 277,777.78
        ------------------------------------------------------
        September 30, 2006                        $ 277,777.78
        ------------------------------------------------------
        December 31, 2006                         $ 277,777.78
        ------------------------------------------------------
        March 31, 2007                            $ 277,777.78
        ------------------------------------------------------
        June 30, 2007                             $ 277,777.78
        ------------------------------------------------------
        September 30, 2007                        $ 277,777.78
        ------------------------------------------------------
        December 31, 2007                         $ 277,777.78
        ------------------------------------------------------
        March 31, 2008                            $ 277,777.78
        ------------------------------------------------------
        June 30, 2008                             $ 277,777.78
        ------------------------------------------------------
        September 30, 2008                        $ 277,777.78
        ------------------------------------------------------
        December 31, 2008                         $ 277,777.78
        ------------------------------------------------------
        March 31, 2009                            $ 277,777.78
        ------------------------------------------------------
        June 30, 2009                             $ 277,777.78
        ------------------------------------------------------
        September 30, 2009                        $ 277,777.78
        ------------------------------------------------------
        December 31, 2009                         $ 277,777.78
        ------------------------------------------------------
        March 31, 2010                          $23,750,000.00
        ------------------------------------------------------
        June 30, 2010                           $23,750,000.00
        ------------------------------------------------------
        September 30, 2010                      $23,750,000.00
        ------------------------------------------------------
        December 31, 2010                       $23,750,000.00
        ------------------------------------------------------

     provided, however, that the final principal repayment installment of the Term B-1 Loans shall be repaid on the Maturity Date for the Term B-1 Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B-1 Loans outstanding on such date."

     (l) Section 10.01(e) is amended by substituting for the phrase "and (y)" where it appears therein the following: ", (y) if such Facility is the Term B-1 Facility, the Required Term B-1 Lenders and (z)".

     (m) Section 10.01(i) is amended by (i) substituting for the word "and" where it appears immediately before clause (ii) thereof a comma and (ii) inserting the following at the end of clause (ii) thereof: "and (iii) the class consisting of the Term B-1 Commitment, combined on an aggregate basis".

     (n) Section 10.06(b) is amended by substituting for the phrase "the Term B Facility" where it appears in the fourteenth line thereof the phrase "either Term Facility".

     (o) Schedule 2.01 to the Credit Agreement is deemed supplemented with the information set forth on Schedule 2.01 to this Amendment.

     SECTION 2. Conditions to Effectiveness. This Amendment shall become effective and in full force and effect upon the Administrative Agent's receipt of (a) counterparts of this Amendment executed by the Borrower and the Administrative Agent, (b) the Commitment Increase Agreement duly executed by the Borrower, Holdings and each Increasing Lender and (c) the documents required by
Section 2.13(e) of the Credit Agreement with respect to the Term B-1 Facility.

     SECTION 3. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 4. Costs and Expenses. The Borrower agrees that all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation,
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                                       8

the reasonable fees and expenses of counsel for the Administrative Agent), are costs and expenses that the Borrower is required to pay or reimburse pursuant to
Section 10.04 of the Credit Agreement.

     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       CRICKET COMMUNICATIONS


                                       By -------------------------------------
                                          Name:
                                          Title:


                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                       By -------------------------------------
                                          Name:
                                          Title: